Exhibit 99.1

INVESTOR PRESENTATION August 2022

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this document, including but not limited to statements regarding possible or assumed future results of operations, business strategies, development plans, regulatory activities, market opportunity competitive position, potential growth opportunities, and the effects of competition, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause TELA Bio, Inc.'s (the "Company") actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "expect," "plan," "aim," "anticipate," "could," "intend," "target," "project," "contemplate," "believe," "estimate," "predict," "potential" or "continue" or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect the Company's business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond the Company's control, including, among others: the impact to the Company's business of the ongoing COVID-19 pandemic and the development of new variants of COVID-19, including but not limited to any impact on the Company's ability to market its products, demand for the Company's products due to deferral of procedures using the Company's products, the labor and staffing environment in the healthcare industry, or disruption in the Company's supply chain, the Company's ability to achieve or sustain profitability, the Company's ability to gain market acceptance for the Company's products and to accurately forecast and meet customer demand, the Company's ability to compete successfully, that data from earlier studies related to the Company's products and interim data from ongoing studies may not be replicated in later studies or indicative of future data, that data obtained from clinical studies utilizing the Company's products may not be indicative of outcomes in other surgical settings, the Company's ability to enhance the Company's product offerings, development and manufacturing problems, capacity constraints or delays in production of the Company's products, maintenance of coverage and adequate reimbursement for procedures using the Company's products, product defects or failures. These and other risks and uncertainties are described more fully in the "Risk Factors" section and elsewhere in the Company's filings with the Securities and Exchange Commission and available at www.sec.gov. You should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in the Company's forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that the Company may face. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

TELABIO®
SCIENCE. VALUE. INNOVATION.

TELA Bio, Inc. • ~$2.2B US market opportunity 1 • Multiple innovative products offering attractive value propositions for hospitals • Growing portfolio of offerings • Compelling, expanding set of clinical data • Increasing GPO/market access 1 Management estimate. $2.2B total includes $1.5B hernia & abdominal wall reconstruction, $0.7B plastic reconstructive surgery. Redefining soft tissue preservation and restoration with a differentiated category of tissue reinforcement materials

OviTex: ~$1.5 Billion Annual U.S. Hernia Market Opportunity

~$1.5B[2]

Market	Procedure	Annual Procedures[1]
$360M	**Complex, Moderate Ventral / Abdominal Wall Reconstruction**	**~60,000**
$515M	**Simple Ventral Hernia Repair**	**~345,000**
$600M	**Inguinal Hernia Repair**	**~665,000**
$40M	**Hiatal Hernia Repair**	**~40,000**

Robotic / Minimally Invasive Surgery Opportunity

*Robotic / MIS compatible procedures total over **1M annually** and have a potential market opportunity of up to **$1.2B[2]***

TELABIO®
SCIENCE. VALUE. INNOVATION.

[1]Sources: Millennium Research Group Reports, IMS Health Data; iData Research MedSKU
[2]Management estimate. Market size based on volume and weighted average selling price for OviTex

OviTex Portfolio: Designed for a Range of Hernia Patients and Surgical Techniques

				
CONFIGURATION	**OviTex LPR** 4-layer device, with "smooth side" suitable for intraperitoneal placement **Robot Compatible[1]:** Yes **Strength[2]:** + **Viscera Contact[2]:** Yes	**OviTex** 4-layer device, not intended for intraperitoneal placement **Robot Compatible[1]:** Yes **Strength[2]:** + **Viscera Contact[2]:** Not recommended	**OviTex 1S** 6-layer device, with "smooth side" suitable for intraperitoneal placement **Robot Compatible[1]:** Yes **Strength[2]:** ++ **Viscera Contact[2]:** Yes	**OviTex 2S** 8-layer device, with 2 "smooth sides" suitable for intraperitoneal placement **Robot Compatible[1]:** No **Strength[2]:** +++ **Viscera Contact[2]:** Yes
COMPETITIVE SET	• Coated resorbable synthetic meshes BD *Phasix ST* • Biologic meshes abbvie *Strattice Laparoscopic*	• Resorbable synthetic meshes BD *Phasix*; GORE *Bio-A* • Biologic meshes abbvie *Strattice*; INTEGRA *SurgiMend*; BD *XenMatrix*	• Coated resorbable synthetic meshes BD *Phasix ST* • Biologic meshes abbvie *Strattice*; INTEGRA *SurgiMend*; BD *XenMatrix*	• Biologic meshes abbvie *Strattice*; INTEGRA *SurgiMend*; BD *XenMatrix*

Images represent permanent polymer OviTex products. Resorbable polymer products have clear polymer. All trademarks and registered marks are property of their respective owners.

1. Robot compatibility based on use of 10mm trocar. Robot compatibility of LPR and OviTex include sizes 400 cm^2 or less. Robot compatibility of OviTex 1S includes sizes 200 cm^2 or less
2. Biomechanical data on file. + denotes relative level of strength.

TELABIO®
SCIENCE. VALUE. INNOVATION.

Hernia Market Evolution

TELA Bio is gaining from a market shift by providing our reinforced "natural repair" solutions as an alternative to traditional Permanent Synthetics or Biologics



Sales Market Share ($MM)
2013
$230
$17
$349
<1% Robotic Px
2018
$204
$148
$9
$255
7% Robotic Px
2021
$205
$227
$28
$202
12% Robotic Px
Permanent Synthetic
Biosynthetic Resorbable
Reinforced Tissue Matrix
Biologic

***Increased Patient Awareness of Potential Risks & Litigation** is driving a decrease in **Permanent Synthetic** share*

Other factors:
- *Patient Education*
- *Lack of Innovation*

***Biosynthetic Resorbable** and **Reinforced Tissue Matrix** strengths:*

Clinical Evidence

Robot Compatibility

Cost-effectiveness

Patient Choice & Shared Decision-making

***Pricing Pressure & Clinical Utility** in robotic / laparoscopic procedures is driving a significant decrease in **Biologic** share*

Other factors:
- *Lack of Sales Force Emphasis*
- *Lack of Innovation*

$ in millions

Sources for Sales Market Share (%): 2013 = IMS Hospital Supply Index; 2018 - 2021 = iData Research MedSKU

Sources for Total US Market Size: 2021 = DRG Hernia Repair Devices Report – 2021; 2013 - 2018 = Management Estimate

Sources for % Robotic Procedures (Px): 2018 - 2021 = DRG Hernia Repair Devices Report – 2021: 2013 = Management Estimate

TELABIO®
SCIENCE. VALUE. INNOVATION.

Need for Alternative to Permanent Synthetic Mesh

59% of surgeons agree that use of permanent synthetic mesh puts patients at long-term risk of complications[1]

3 of 4 Hernia patients want proactive control in their care[2]

~30K Lawsuits against permanent synthetic meshes estimated to be assembled across the U.S.[3]

1. Hernia and Abdominal Surgeries Survey (Oct 2020). A group of 71 surgeons were surveyed regarding use of mesh in various hernia repair surgeries.
2. Figures derived from Company-sponsored poll of approximately 1,100 potential patients for hernia procedures.
3. www.drugwatch.com (September 2021)

TELABIO®
SCIENCE. VALUE. INNOVATION.

Parker, 2020 3 Ankey , Szotek et al., 2021 5 DeNoto, 2022 (BRAVO) 6 Sivaraj , Nazerali et al., 2022 7 Total enrolled patients 50 259 92 36 Length of follow - up 12 months 1 – 58 months 24 months 29 months (Median) VHWG / MVHWG 32% grade 2 68% grade 3 - 57% grade 2 21% grade 3 33% grade 1 58% grade 2 8% grade 3 CDC wound class 70% > class I - 20% > class I 89% class I - II Incidence of SSO 36% 1.5% 38% 14% Incidence of SSI - 0.8% 20.7% 2.8% Recurrence rate 6% 0.8% 2.6% 1 2.8% Included Robot - Assisted Procedures Source: Refer to “Clinical References” in this presentation. 1 Kaplan - Meier survival estimate of recurrence rate Recurrence Rates: Studies Evaluating OviTex in Ventral Hernia Repairs

LOW RECURRENCE ALL APPLICATIONS WITH OVITEX Ankey , Szotek et al. – 2021 5* 54 patients Follow - up 3 - 38 months Ferzoco – 2018 2* 31 patients Average follow up 13 months INGUINAL 0% Ankey , Szotek et al. – 2021 5* 306 patients Follow up 1 - 36 months INGUINAL 1.6% Sawyer – 2018 8* 25 patients Average follow up 14 months HIATAL 0% DeNoto – 2022 1* 22 patients Average follow up 23 months BRIDGED 16% AWR 1.9% Parker - 2020 3 50 patients Follow - up 12 months VENTRAL 6% Sawyer – 2019 4* 23 patients Average follow up 19 months AWR 8.7% DeNoto – 2022 6* 92 patients Follow - up 24 months VENTRAL 2.6% Ankey , Szotek et al. – 2021 5* 259 patients Follow - up 1 - 58 months VENTRAL 0.8% Sivaraj , Nazerali et al. – 2022 7* 36 patients Average Follow - up 29 months VENTRAL 2.8% Source: Refer to “Clinical References” in this presentation. * Indicates one or more surgeons are paid consultants of Tela Bio, Inc.

OviTex PRS: ~$700 Million Annual U.S. Plastic and Reconstructive Surgery Market Opportunity

$600M[1]

Surgeons use products to reinforce soft tissue during various reconstructive surgeries, including:

- Head and neck surgery
- Chest wall reconstruction
- Pelvic reconstruction
- Extremities reconstruction
- Breast reconstruction[2]

Market dominated by human acellular dermal matrices (HADMs):

- Prone to high degree of stretch
- Expensive, putting pressure on hospital systems
- Can experience supply shortages, particularly when large pieces of material are required

\+

Cosmetic Plastic & Reconstructive Surgery

$100M[1]

[1]Management estimate. Source: iData Research MedSKU, Q3 2021. Market size based on sales of current biologics
[2]OviTex PRS has not been tested in breast surgical procedures

TELA BIO®
SCIENCE. VALUE. INNOVATION.

OviTex PRS: Specifically Designed for Plastic and Reconstructive Surgery

An innovative reinforced tissue matrix designed to facilitate fluid management and control degree and direction of stretch

Available in both **2-layer resorbable (polyglycolic acid) polymer** or **3-layer permanent (polypropylene) polymer** reinforcing the same biologic material.[2]



Product Features:

- Layers composed of biologic building block retain macromolecules for tissue regeneration[3]
- Diamond embroidery pattern and stents allow for directional flexibility
- Distinct permeability elements – micropores, macropores, and stents – designed to facilitate fluid management

OviTex PRS, compared to the market leading human ADM[1]:

- Exhibited earlier host cell proliferation, collagen deposition and neovascularization
- Demonstrated tissue remodeling into mature, functional and organized collagen

[1]ADM: Acellular Dermal Matrix. Non-human primate data on file. Animal testing results may not be indicative of clinical performance. 2. Certain configurations available in two or three layers, see product catalog more information. 3. Lun S, Irvine S.M., Johnson K.D., Fisher N.J., Floden E. W., Negron L., Dempsey S.G. , McLaughlin R.J., Vasudevamurthy M. , Ward B.R., May B.C., A functional extracellular matrix biomaterial derived from ovine forestomach, Biomaterials 31(16) (2010) 4517-29.

TELABIO®
SCIENCE. VALUE. INNOVATION.

Driving Revenue Growth

Sales Force Size ✖ **Rep Productivity** ✖ **Product Portfolio** ✖ **GPO Access** ✖ **Clinical Data** = **$ales**

Sales Force Size

2021: 40-45 reps

1H22: 57 reps

Rep Productivity

- Playbook90 training and assessment
- 3-6 mos. to breakeven
- TELA LIVE
- Cadaver Labs
- Clinical Development Specialists
- AboutHernia website

Product Portfolio

OVITEX® REINFORCED TISSUE MATRIX
+
OVITEX® LPR REINFORCED TISSUE MATRIX
+
OVITEX® PRS REINFORCED TISSUE MATRIX
+
SITEGUARD™ No Rinse Antimicrobial Solution
+
R&D and BD

GPO Access

HEALTHTRUST®
>1,600 hospitals
+
PREMIER
~4,400 hospitals

Clinical Data

- BRAVO 24-month data: 2.6% recurrence
- >25 published or presented works

TELA Bio is growing each factor that contributes to sales, providing for multi-year, long-term growth

TELABIO® SCIENCE. VALUE. INNOVATION.

Delivering Revenue Growth Q2 2022 Performance ▫ Revenue growth of 38 % over corresponding period of 2021 ▫ Cash and Cash equivalents (as of June 30, 2022): $ 27.7 M ▫ Entered GPO contract with Premier, Inc. ▫ Highlighted additional positive data from the BRAVO and ReBAR studies ▫ Secured an initial $40 million debt tranche with an additional $10 million potentially accessible in the future. Used a portion of proceeds to pay down prior $30 million facility. Annual Revenue Quarter Revenue YTD Revenue Growth: 39% $4.3 $8.3 $15.4 $18.2 $29.5 93% 86% 18% 62% 2017 2018 2019 2020 2021 $ IN MILLIONS

Investment Rationale Advanced reinforced tissue matrix portfolio supported by compelling clinical evidence Focused on ~$2.2 billion annual U.S. total addressable markets – still in early stages of growth Driving commercial adoption with targeted direct - sales approach Recent product launches in growing markets: robotic hernia surgery + plastic and reconstructive surgery Broad intellectual property portfolio Established DRG - based reimbursement pathway for hernia repair and robust GPO access Industry leading executive team with proven track record

CLINICAL REFERENCES 1. DeNoto G 3rd. Bridged repair of large ventral hernia defects using an ovine reinforced biologic: A case series. Ann Med Surg ( Lond ). 2022 Mar 2;75:103446. doi : 10.1016/j.amsu.2022.103446. PMID: 35386793; PMCID: PMC8977941. 2. Ferzoco S.J. Early experience outcome of a reinforced Bioscaffold in inguinal hernia repair: A case series. Int. J. Surg. Open. 2018;12:9 – 11. doi : 10.1016/j.ijso.2018.06.001. 3. Parker MJ, Kim RC, Barrio M, Socas J, Reed LR, Nakeeb A, House MG, Ceppa EP (2021) A novel biosynthetic scaffold mesh reinforcement affords the lowest hernia recurrence in the highest - risk patients. Surg Endosc . 2021 Sep;35(9):5173 - 5178. doi : 10.1007/s00464 - 020 - 08009 - 1. Epub 2020 Sep 24. PMID: 32970208. 4. Sawyer M.A.J. (2019) Ovine Polymer - Reinforced BioScaffold in Abdominal Wall Reconstruction, Poster presented at: American Hernia Society (AHS) Annual Meeting 2019, Las Vegas, NV 5. Ankney C, Banaschak C, Sowers B, Szotek P (2021) Minimizing Retained Foreign Body in Hernia Repair Using a Novel Technique: Reinforced Biologic Augmented Repair ( ReBAR ). Maples. 2021 July 6. DeNoto G 3rd, Ceppa EP, Pacella SJ, Sawyer M, Slayden G, Takata M, Tuma G, Yunis J. 24 - Month results of the BRAVO Study: A prospective, multi - center study evaluating the clinical outcomes of ventral hernias treated with OviTex 1S Permanent Reinforced Tissue Matrix. Abstract to be presented at: 2022 American Hernia Society (AHS) Meeting, September 14 - 16, 2022, Charlotte, NC. 7. Sivaraj , D, Henn, D, Fischer, KS, Trudy S. Kim, TS, Black, CK, Lin, JQ, Barrera, JA, Leeolou , MC, Makarewicz , NS, Chen, K, Perrault, DP, Gurtner , GC, Lee, GK, Nazerali , R Reinforced Biologic Mesh Reduces Postoperative Complications Compared to Biologic Mesh after Ventral Hernia Repair: Plast Reconstr Surg Glob Open 2022;10:e4083; doi : 10.1097/GOX.0000000000004083 8. Sawyer M.A.J. (2018) New Ovine Polymer - Reinforced Bioscaffold in Hiatal Hernia Repair. JSLS J. Soc. Laparoendosc . Surg. 2018;22 doi : 10.4293/JSLS.2018.00057.